Financial Instruments, Risk Management And Capital Management - Summary of Detailed Information About Maximum Exposure to Credit Risk (Detail) - RUB (₽) ₽ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Maximum Exposure To Credit Risk [Abstract]
Cash and cash equivalents (note 23)	₽ 90,469	₽ 108,037	₽ 103,702	₽ 2,994
Accounts receivable (note 20)	7,151	6,611
Loans to customers (note 22)	5,141	43
Short-term bank deposits (note 23)	0	17,954
Total credit exposure	₽ 102,761	₽ 132,645